UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 20, 2023, an amendment to Allarity Therapeutics, Inc.’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares from 30,500,000 to 750,500,000, and to increase the number of shares of common stock (the “Common Stock”) from 30,000,000 to 750,000,000 (the “Share Increase”) was approved by the stockholders of record entitled to vote in person or by proxy at the Special Meeting of Stockholders. Upon receipt of the required stockholder approval, on March 20, 2023, Allarity Therapeutics, Inc. (the “Company”), filed a Second Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) to effect the Shares Increase.

As a result of the filing of the Certificate of Amendment, the number of authorized shares of Common Stock of the Company under the Certificate of Incorporation is 750,000,000.

The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein

Item 5.07 Submission of Matters to A Vote of Security Holders.

On March 20, 2023, the Company held a special meeting of stockholders (the “Special Meeting”). Two (2) proposals were submitted to our stockholders of record for a vote at the Special Meeting. The proposals are described in detail in the Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2023 (the “Proxy Statement”). As of the close of business on March 3, 2023, holders of our Common Stock and Series C Convertible Redeemable Preferred Stock were entitled to vote together as a single class on the proposals described below.

The final results of the votes for all the Proposals are as follows:

Proposal 1: To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares from 30,500,000 to 750,500,000, and to increase the number of our Common Stock from 30,000,000 to 750,000,000, in substantially the form attached to the Proxy Statement as Appendix A (the “Share Increase Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,265,983	410,898	11,500	-

Proposal 2: To approve an amendment to our Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Appendix B, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.0001 per share, at a ratio between 1-for-20 and 1-for-35 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,308,947	361,101	18,333	-

Item 8.01 Other Events

The information disclosed in Items 5.07 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Certificate ofAmendment to Certificate of Incorporation of Allarity Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ James G. Cullem
James G. Cullem
Chief Executive Officer

Dated: March 20, 2023

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